MARKET AMERICA, INC.

                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 15, 2002 by and between MARKET AMERICA, INC., a North Carolina corporation ("Employer"), and ANDREW WEISSMAN , an individual resident of North Carolina ("Employee");

                                R E C I T A L S:

            WHEREAS, the Employer wishes to retain Employee as an employee of the Employer pursuant to the terms of this Agreement and Employee wishes to continue to remain so employed with the Employer; and

            WHEREAS, the Employer recognizes the requirement to provide additional consideration to Employee other than the continuation of employment to support the non-competition obligations contained in this Employment Agreement as it is not being entered into at the inception of Employee's employment; and

            WHEREAS, concurrently with and as a condition to the execution of this Agreement, the Employer and Employee are executing a Stockholders' Agreement (as defined below), which, together with this Agreement, confers additional consideration for Employee; and

            WHEREAS, the Stockholders' Agreement, this Agreement and similar Employment Agreements with certain other management employees of Employer are being entered into as a condition to the acquisition of Employer by Miracle Marketing, Inc. ("Miracle") through the proposed merger of Employer with a subsidiary of Marketing in which Employer will be the surviving corporation (the "Proposed Merger"); and

            WHEREAS, the Employer is an enterprise whose success is attributable largely to the creation and maintenance of certain Proprietary Information (as defined below) and, during his employment, Employee has been and will be situated to have access to and be knowledgeable with respect to the Proprietary Information; and

            WHEREAS, the Employer has a legitimate protectible business interest in the creation and maintenance of its Proprietary Information and the protection of the identity of, and related information concerning, its distributors and customers and the Employer's distributor customer lists; and

            WHEREAS, the Employer wishes to protect its Proprietary Information from disclosure by Employee by means of the restrictive covenants contained in this Agreement and Employee agrees to such covenants in exchange for the additional consideration agreed to between the parties; and



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

            WHEREAS, Employee acknowledges that the success of Employer's operations is greatly affected by Employer's ability to prevent Proprietary Information developed and obtained by Employer, as well as the skills and know-how developed by its employees with Employer, from becoming available to a business that competes with Employer.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

            1. Employment. For the Term (as defined in Section 2), Employee shall be employed as Director of Field Development of Employer. Employee will principally perform his services for Employer from Employer's offices in Greensboro, North Carolina. Employee hereby accepts and agrees to such employment, subject to the general supervision of the Board of Directors of Employer (the "Board") and Employer's President. Employee shall perform such duties and shall have such powers, authority and responsibilities as described on Attachment A hereto and shall additionally render such other services and duties as may be reasonably assigned to him from time to time by the Board or the President.

            2. Term of Employment. This Agreement shall commence as of the effective date of the Proposed Merger (the "Effective Date") and continue thereafter until terminated as provided in Section 7 or Section 8 below (such period, the "Term"). Any termination of this Agreement shall not affect the parties' continuing obligations under Sections 5 and 6, which shall survive any such termination.

            3.    Compensation.

                  (a) Base Salary. For all services rendered by Employee to Employer under this Agreement, Employer shall pay to Employee, during the Term, an annual salary of $65,000.00, payable in accordance with the customary payroll practices of Employer. During the Term, Employee's annual base salary shall be reviewed and subject to adjustment, either upwards or downwards, as determined by the Board from time to time.

                  (b) Cash Bonus Plans. During the term, Employee may be entitled, in the Employer's sole discretion, to participate in the Employer's Management by Objective (the "MBO") and/or other cash bonus plans, if any, generally made available to senior management employees, from time to time, in accordance with and subject to the requirements of such plans (including, without limitation, the MBO); provided nothing herein shall obligate Employer to continue any of such plans including, without limitation, the MBO, for Employee if discontinued for other senior management employees or to maintain the present or any level of bonus potential.

                  (c) Benefits. Employee shall also be entitled to holidays, sick leave and other time off and to participate in those life, health or other insurance plans and other employee pension and welfare benefit programs, plans, practices and benefits, if any, generally made available from time to time to all employees of Employer; provided that nothing herein shall obligate Employer to continue any of such benefits for Employee if discontinued for other employees or to maintain the present level of benefits as exists on the date of this Agreement.


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

                  (d) Taxes. Employer shall withhold from any amount payable to Employee (or to his beneficiary or estate or any other person) hereunder all federal, state, local or other taxes that Employer may reasonably determine are required to be withheld pursuant to any applicable law, rule or regulation.

                  (e) Expenses. Employer shall pay or reimburse Employee for all reasonable travel and other expenses incurred by Employee solely in his capacity as an employee of Employer in connection with trips approved by Employer in writing, provided Employee submits written expense reports and receipts detailing all such expense items.

            4.    Other Relationships; Additional Consideration.

                  (a) The parties acknowledge that in addition to his employment hereunder by Employer, Employee or his affiliate also is a party to one or more Independent Distributor Agreements with Employer (each an "IDA") pursuant to which Employee owns and operates, as an independent contractor apart from and unrelated to his employment hereunder, a sales organization for Employer's products (the "Distributorship Arrangement"). Nothing herein shall be deemed to amend or modify the Distributorship Arrangement, except to the extent of any conflict between this Agreement and any IDA, in which case the terms of this Agreement shall control. In particular and without limitation, the Employee agrees he shall not allow the Distributorship Arrangement to interfere with his duties under this Agreement and nothing in the IDA shall be construed to excuse the Employee's performance of such duties. Employee also acknowledges that nothing in this Agreement shall be construed to grant any right to Employee to continue such Distributorship Arrangement.

                  (b) The parties further acknowledge that it is a condition of Employee's employment hereunder that on or prior to the date hereof, Employee shall enter into and be bound by the terms of that certain Offering Group Stockholders' Agreement dated as of March 15, 2002 by and among Miracle and its shareholders, as the same may be amended from time to time (the "Stockholders' Agreement"). To the extent of any conflict between this Agreement and the Stockholders' Agreement, the terms of the Stockholders' Agreement shall control. The Employee acknowledges that the Stockholders' Agreement includes certain rights and consideration that confer an economic benefit upon Employee.

            5. Covenants of Employee. Employee specifically acknowledges the adequacy and receipt of the consideration provided to Employee for the covenants set forth below:

                  (a) Covenant Not to Compete. Employee covenants that during the "Noncompetition Period" (as defined in Section 5(g)) and within the "Noncompetition Area" (as defined in Section 5(h)), he shall not, directly or indirectly, as principal, agent, officer, director, shareholder, member, employee, consultant, trustee or other capacity, or through the agency of any person, firm, corporation, partnership, limited liability company, association or other entity (collectively, "Entity"), engage in the "Business" (as defined in Section 5(i)). Without limiting the generality of the foregoing, Employee agrees that during the Noncompetition Period and within the Noncompetition Area,


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he shall not be (i) the owner of the outstanding capital stock or other equity interests of any Entity (other than Miracle or its affiliates) that, directly or indirectly, engages in the Business; or (ii) an officer, director, partner, manager, member, consultant or employee of any Entity (other than Miracle or its affiliates) that, directly or indirectly, engages in the Business; provided, that this Section 5(a) shall not prevent Employee from beneficially owning less than 1% of the stock of a corporation traded on a national securities exchange or the Nasdaq National Market.

                  (b) Nondisclosure Covenant. The parties acknowledge that Employer and its affiliates are enterprises whose success is attributable largely to the ownership, use and development of certain valuable confidential and proprietary information (the "Proprietary Information"), and that Employee's employment with Employer will involve access to and work with such information. Employee acknowledges that his relationship with Employer is a confidential relationship, and agrees that (i) he shall keep and maintain the Proprietary Information in strictest confidence, and (ii) he shall not, either directly or indirectly, use any Proprietary Information for his own benefit, or divulge, disclose or communicate any Proprietary Information in any manner whatsoever to any person or Entity other than to employees or agents of Employer having a need to know such Proprietary Information to perform their responsibilities on behalf of Employer, and to other persons or Entities in the normal course of Employer's business. This nondisclosure obligation shall apply to all Proprietary Information, whether or not Employee participated in the development thereof. Upon termination of employment with Employer for any reason, Employee will return to Employer all Proprietary Information in any medium and all other documents, data, materials or property of Employer (including any copies thereof regardless of the medium in which the copies exist) in his possession. For purposes of this Agreement, the term "Proprietary Information" shall include any and all proprietary information related to the business of Employer and its affiliates and shareholders, or to any of their products, services, sales or operations, which is not generally known to the public, specifically including (but without limitation): trade secrets, processes, data, files, computer programs, improvements, inventions, techniques, marketing plans, pricing formula, strategies, forecasts, copyrightable material, suppliers, methods and manner of operations; information relating to the identity, needs and location of all past, present and prospective customers and distributors; and information with respect to the internal affairs of Employer and its affiliates including (but without limitation) results of operations, contents of financial statements and corporate records. Such Proprietary Information may or may not contain legends or other written notice that it is of a confidential or proprietary nature. The parties stipulate that, as between them, the above-described matters are important and confidential and gravely affect the successful conduct of the business of Employer and its affiliates and that any breach of the terms of this
Section 5(b) shall be a material breach of this Agreement.

                  (c) Nonsolicitation Covenant. Except as expressly permitted in any IDA between Employer and Employee, Employee covenants that during the Noncompetition Period he shall not, directly or indirectly, on behalf of himself or any Entity, call upon any of the customers or distributors of Employer (or potential customers or distributors whose business Employee solicited on behalf of Employer or about whose needs Employee gained information during his employment with Employer) for the purpose of soliciting or providing any product


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

or service similar to that provided by Employer, nor will Employee, in any way, directly or indirectly, on behalf of himself or any Entity solicit, divert or take away, or attempt to solicit, divert, or take away any of the customers, business or other distributors of Employer (or potential customers or distributors whose business Employee solicited on behalf of Employer or about whose needs Employee gained information during his employment with Employer). Employee further covenants that during the Noncompetition Period he shall not, directly or indirectly, on behalf of himself or any Entity, solicit, induce or encourage any person to leave the employ of Employer or to terminate any IDA or Distributorship Arrangement.

                  (d) Independent Covenants. Each of the covenants on the part of Employee contained in Sections 5(a), (b) and (c) of this Agreement shall be construed as an agreement independent of each other such covenant. The existence of any claim or cause of action of Employee against Employer, Miracle or any of their affiliates, officers, directors, shareholders, employees or agents, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of any such covenant.

                  (e) Enforceability. If any of the restrictions contained in this Section 5 shall be deemed to be unenforceable by reason of the extent, duration, geographical scope or other provisions thereof, then the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision hereof and enforce this Section 5 in its reduced form for all purposes in the manner contemplated thereby.

                  (f) Failure to Comply. Employee acknowledges that the covenants included in Section 5 of this Agreement are crucial to the success of Employer and that violation of the covenants would immeasurably damage Employer and/or its affiliates. In the event that Employee shall fail to comply with any provision of this Section 5, all rights of Employee and any person claiming under or through him to the payments or benefits described in this Agreement shall thereupon terminate, and no person shall be entitled thereafter to receive any payments or benefits hereunder. In addition to the foregoing, in the event of a breach by Employee of the provisions of this Section 5, Employer shall have and may exercise any and all other rights and remedies available to Employer at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining Employee from committing a violation, and Employee hereby consents to the issuance of an injunction.

                  (g) Noncompetition Period. "Noncompetition Period" shall mean the period commencing on the Effective Date of the Agreement and continuing until twenty-four (24) months following the end of the Term of the Agreement. The obligations in this Section 5 survive the termination or expiration of this Agreement.

                  (h) Noncompetition Area. The "Noncompetition Area" shall consist of the following: (a) the United States (b) Canada; (c) U.S. Virgin Islands (d) Bahama Islands; (e) Puerto Rico; (f) Guam; (g) Saipan; and (h) any other state, country or political subdivision where Employer does or will do "Business" during the "Noncompetition Period" and in or for which the Employee


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assists or performs services assisting Employer, including, without limitation,
Australia and Taiwan.

                  (i) Business. For the purposes of this Agreement, the "Business" shall mean (i) the business of multi-level brokerage and internet marketing of consumer products through a network of independent distributors who can earn money by purchasing consumer products at wholesale prices and reselling them at retail prices and by building sales organizations of other independent distributors from which they may earn commissions from training and managing those sales organizations or (ii) the business of mass customization and internet marketing of consumer products by identifying preferences of an enterprise's customer base through data mining and similar techniques and sourcing production and distribution to consumers. Business shall not include the operation of a retail or discount store wherein the public selects and pays for merchandise on-site and in person.

                  (j) Employee Acknowledgment. Employee acknowledges that he has the ability to earn a living, even though he is prevented from engaging in the Business for the Noncompetition Period and in the Noncompetition Area.

                  (k) Confidentiality of Agreement. Employee agrees that he will keep and maintain all provisions of this Agreement in the strictest confidence and shall not directly or indirectly, divulge, disclose or communicate such information in any such manner whatsoever to any person or Entity other than (i) his personal tax, financial planning or other professional advisers, (ii) as may be required by court order, decree, regulation or other law, or (iii) with respect to such information as may become publicly known other than by breach of this Agreement.

             6.   Inventions.

                  (a) Duty to Disclose. If requested specifically by Employer in writing, Employee will promptly disclose in writing to Employer (or persons designated by it) all discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, programs, strategies, know-how, data or other information of possible technical or commercial importance, whether or not patentable or registrable under copyright or similar statutes, made, conceived, reduced to practice or learned by Employee, either alone or jointly with others, during Employee's employment by Employer (including Employee's period of employment prior to the date of this Agreement) that are related to the Business, whether or not discovered, made, conceived, reduced to practice or learned during ordinary business hours or otherwise and whether on Employer's premises or elsewhere (all such discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, programs, strategies, know-how, data and other information are hereinafter referred to as "Inventions"). Employee will also promptly disclose to Employer, and Employer hereby agrees to receive all such disclosures in confidence, all other discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, programs, strategies, know-how, data or other information of possible technical or commercial importance, whether or not patentable or registrable under copyright or similar statutes, made, conceived, reduced to practice or learned by Employee, either alone or jointly with others, arising


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during Employee's employment with Employer (whether prior to or during the Term)
that are functionally related to Employer's Business for the purpose of determining whether they constitute "Inventions", as defined above.

                  (b) Assignment of Rights; Duty to Assist; Power of Attorney. Employee hereby assigns to Employer any rights Employee may have or acquire in such Inventions and agrees that all such Inventions, including all patents, copyrights and other rights connected thereto, shall be the sole property of Employer and its assigns. At the request and expense of Employer, Employee agrees to assist Employer in every proper way to obtain and from time to time to enforce patents, copyrights and other rights and protections relating to such Inventions in any and all countries, and to that end Employee will execute all documents for use in applying for and obtaining such patents, copyrights and other rights and protections on and enforcing such Inventions, as Employer deems necessary or desirable, together with any assignments thereof to Employer or persons designated by it. Employee's obligation to assist Employer in obtaining and enforcing patents, copyrights and other rights and protections relating to such Inventions in any and all countries shall survive and continue beyond the termination of this Agreement and Employee's employment by Employer, but Employer shall reimburse Employee for all reasonable and direct out-of-pocket expenses after Employee's termination for travel by Employee in connection with rendering such assistance at Employer's request. In the event Employer is unable, after reasonable effort, to secure Employee's signature on any document or documents needed to apply for or prosecute any patent, copyright or other right or protection relating to any Invention because of Employee's physical or mental incapacity, Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to act for and in Employee's behalf and stead to execute and file any such applications or documents and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or similar protections thereon with the same legal force and effect as if executed by Employee. Employee expressly acknowledges, stipulates and agrees that the foregoing power of attorney is coupled with an interest, is therefore irrevocable and shall survive the death or incompetency of Employee.

                  (c) Covenant of No Conflicting Obligations. Employee represents that his performance of all the terms of this Section 6 and as an employee engaged by Employer does not and will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by Employer. Employee has not entered into and Employee agrees not to enter into any agreement, either written or oral, that conflicts with Employee's duties or covenants under this Agreement.

            7. Disability. Upon the "disability" of Employee, this Agreement may be terminated by action of the Board upon 30 days prior written notice (the "Disability Notice"). If, prior to the effective time of the Disability Notice, Employee shall recover from such disability and return to the full-time active discharge of his duties, then the Disability Notice shall be of no further force and effect and Employee's employment shall continue as if the same had been uninterrupted. If Employee shall not so recover from his disability and return to his duties, then his services shall terminate at the effective time of the Disability Notice with the same force and effect as if that date had been the end of the Term originally provided for hereunder. Such termination shall not


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prejudice any benefits payable to Employee that are fully vested as of the date of such termination. Prior to the effective time of the Disability Notice, Employee shall continue to earn all compensation to which Employee would have been entitled as if he had not been disabled, such compensation to be paid at the time, in the amounts, and in the manner provided in Section 3(a). A "disability" shall mean a physical or mental impairment that substantially limits one or more of the Employee's major life activities and renders the Employee unable to perform the essential functions of his duties (as they existed immediately before the impairment) on a full-time basis. The Board shall have sole authority to determine if a disability exists.

            8.    Termination.

                  (a) If Employee shall die during the Term, this Agreement and the employment relationship hereunder will automatically terminate on the date of death, which date shall be deemed to be the last day of the Term; provided that such termination shall not prejudice any benefits payable to Employee or Employee's beneficiaries that are fully vested as of the date of death.

                  (b) Employer may terminate Employee's employment under this Agreement at any time with or without Cause. Any termination without Cause shall be effective only on sixty (60) days prior written notice to Employee (the "Notice Period"); provided, that in lieu of permitting or requiring Employee to perform his duties hereunder during the Notice Period, Employer at its sole option may immediately terminate Employee's employment hereunder upon payment of Employee's salary for the portion of the Notice Period Employee is relieved from working, less any amounts customarily withheld or deducted therefrom. Any termination with Cause shall be effective immediately or at such other time set by the Board. For the purposes herein, "Cause" shall mean the occurrence of any one or more of the following:

                       (i) The conviction of Employee of, or a plea by Employee of nolo contendere to, a felony, or any misdemeanor that involves moral turpitude;

                       (ii) Employee's engaging in any act of fraud, theft, breach of trust, misappropriation, embezzlement or dishonesty;

                       (iii) Employee's  continued alcohol or other substance
      abuse  that   interferes   with  the   performance  of  his  duties  and
      responsibilities;

                       (iv) Any material breach by Employee of any provision of this Agreement (including but not limited to Employee's breach of any covenant contained in Sections 5 or 6 herein);

                       (v)   Employee   intentionally   damages   substantial
      property of the Employer;

                       (vi) Except as expressly permitted in any IDA between


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      Employer and Employee, any diversion or attempted diversion by Employee of a business opportunity from Employer without written Board consent;

                       (vii) Employee's breach of fiduciary obligations to the Employer;

                       (viii) The continued failure of Employee to perform his duties with Employer (other than any such failure resulting from Employee's incapacity due to physical or mental illness) which has not been corrected within thirty (30) days after a written demand for performance is delivered to Employee by Employer which specifically identifies the manner in which Employer believes that Employee has not substantially performed Employee's duties; or

                       (ix) Employee's engaging in conduct that could reasonably be expected to damage or prejudice Employer or any affiliate or engaging in conduct or activities that could reasonably be expected to damage the property, business, reputation or any relationship of Employer or any affiliate, including but not limited to breaching Employer policies including (but without limitation) those related to conflicts of interest, equal employment opportunity and unlawful harassment;

Cause shall be determined by the Board in its sole discretion.

                  (c) Employee may voluntarily terminate his employment with Employer on sixty (60) days prior written notice to Employer.

                  (d) Employee shall not be entitled to any form of severance benefits, including but not limited to benefits otherwise payable under Employer's regular severance plans or policies, if any, or any other payment whatsoever. Employee agrees that the payments and benefits provided hereunder, subject to the terms and conditions hereof, shall be in full satisfaction of any rights which he might otherwise have or claim by operation of law, by implied contract or otherwise, except for rights which he may have under any employee benefit plan of Employer.

            9. Best Efforts of Employee. Employee agrees that he will at all times faithfully, industriously and to the best of his ability, experience and talents perform all the duties that may be required of Employee pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer, commensurate with his position. Employee acknowledges that he may be required to travel as shall reasonably be required to promote the business of Employer. To the extent reasonably required by the duties assigned to him, Employee shall devote substantially all his time, attention, knowledge and skills to the business and interest of Employer, and Employer shall be entitled to all the benefits, profits and other issue arising from or incident to all work, service and advice of Employee, except and only to the extent otherwise specifically provided in any IDA between Employer and Employee.



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            10.   Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to conflicts of law principles thereof.

                  (b) This Agreement constitutes the entire agreement between Employee and Employer with respect to the subject matter hereof (except with respect to the terms of the Stockholders' Agreement or any Distribution Arrangement), and supersedes in their entirety any and all prior oral or written agreements, understandings or arrangements between Employee and Employer or any of its affiliates relating to the terms of Employee's employment by Employer, and all such agreements, understandings and arrangements are hereby terminated and are of no force and effect. Employee hereby expressly disclaims any rights under any such agreements, understandings and arrangements. This Agreement may not be amended or terminated except by an agreement in writing signed by both parties.

                  (c) Employee acknowledges that there has been separate, independent and adequate consideration received for the provisions of Sections 5 and 6 herein. Employee further acknowledges that the restrictions, prohibitions and other provisions set forth in this Agreement, including without limitation the provisions of Sections 5 and 6 herein, are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of Employer, and are a material inducement to Employer to enter into this Agreement. Employee covenants that he will not challenge the enforceability of this Agreement nor will he raise any equitable defense to its enforcement.

                  (d) The obligation of Employer to make payments hereunder shall constitute an unsecured liability of Employer to Employee. Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and Employee shall not have any interest in any particular assets of Employer by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between or among Employer, Employee, or any other person; provided, that Employee shall observe all fiduciary duties required of an Entity's managers, officers and directors pursuant to any laws, bylaw or agreement if and at all times Employee serves as an officer, manager or director of Employer, Miracle or their affiliates. To the extent that any person acquires a right to receive payment from Employer, such right shall be no greater than the right of an unsecured creditor of Employer.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

                  (f) Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and delivered in person or by nationally recognized overnight courier service or deposited in the mails, postage prepaid, return receipt requested, addressed as follows: (i) if to Employer: Market America, Inc., 1302 Pleasant Ridge Road, Greensboro, NC


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27409, Attention: James H. Ridinger; (ii) if to Employee: the then current address on the payroll records of the Employer. Notices given in person or by overnight courier service shall be deemed given when delivered in person or the day after delivery to the courier addressed to the address required by this
Section 10(f), and notices given by mail shall be deemed given three days after deposit in the mails. Any party hereto may designate by written notice to the other party in accordance herewith any other address to which notices addressed to him shall be sent.

                  (g) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is understood and agreed that no failure or delay by Employer in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  (h) This Agreement may not be assigned by Employee without the written consent of Employer. This Agreement shall be binding on any successors or assigns of either party hereto.

                  (i) For purposes of this Agreement, employment of Employee by any affiliate of Employer shall be deemed to be employment by Employer hereunder, and a transfer of employment of Employee from one such affiliate to another shall not be deemed to be a termination of employment of Employee by Employer or a cessation of the Term, it being the intention of the parties hereto that employment of Employee by any affiliate of Employer shall be treated as employment by Employer and that the provisions of this Agreement shall continue to be fully applicable following any such transfer. For purposes of this Agreement, an "affiliate" of the Employer shall mean a corporation or other entity a majority of the voting securities of which is beneficially owned by the Employer, or any other corporation or other entity controlling, controlled by, or under common control with, the Employer.

                  (j) The respective rights and obligations of the parties hereunder shall survive any termination of the Term or Employee's employment with Employer to the extent necessary to preserve such rights and obligations for their stated durations.

                    [Rest of page intentionally left blank.]


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    MARKET AMERICA, INC.


                                    By: /s/ James H. Ridinger
                                        --------------------------------------
                                        James H. Ridinger, President



                                    EMPLOYEE:


                                    /s/ Andrew Weissman
                                    ------------------------------------------
                                    Andrew Weissman



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                                    EXHIBIT A


                                 Andrew Weissman
                                 ---------------


Mr. Andrew Weissman directs the Field Development Department which includes defining and promoting the New Generation Goals, Presentaions and Training at National, Regional and District Events. He is responsible for development of business building tools and assists with Moving Up and UFO Trainings and Seminars. He participates on various committees and assists with Distributor Relations. His duties require travel. His duties may be adjusted from time to time by the CEO and President.